SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 21, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                      0-16014                  23-2417713
  (State or other           (Commission File Number)       (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5.  Other Events.

         (a) On September 21, 1999, Adelphia's majority owned subsidiary, Hyperion Telecommunications, Inc. (also known as Adelphia Business Solutions), announced its proposed national expansion into the western half of the United States. The announcement was contained in a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01.

         (b) Daniel R. Milliard, the president, chief operating officer and secretary for Hyperion, a senior vice president and secretary for Adelphia and a member of the board of directors for both Adelphia and Hyperion, has resigned his officer positions with both companies and their subsidiaries effective September 20, 1999 to take a new position elsewhere. Mr. Milliard will continue to serve on the board of directors of both Adelphia and Hyperion until the upcoming annual stockholder meeting for each on October 25, 1999.

Item 7.  Financial Statements and Exhibits

Exhibit No.       Description


99.01             Press Release dated September 21, 1999 (Filed Herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 27,  1999                        ADELPHIA COMMUNICATIONS
CORPORATION  (Registrant)

                                       By:   /s/ Timothy J. Rigas
                                             Timothy J. Rigas
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description


99.01             Press Release dated September 21, 1999 (Filed Herewith).